AIM ETF Products Trust

(the “Trust”)

And the Trust’s series

AllianzIM U.S. Equity Buffer15 Uncapped Apr ETF

(the “Fund”)

Supplement, dated March 26, 2024

to the Fund’s Prospectus, dated March 25, 2024

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in the Fund’s prospectus, the Fund is subject to a “Spread” that represents the minimum return the SPDR® S&P 500® ETF Trust’s share price must achieve in positive market environments before the Fund participates in any positive returns, as measured at the end of the Outcome Period.

The Fund will begin its initial Outcome Period on April 1, 2024, as shown in the table below. The Fund’s Spread is not determined until after the end of the last market day prior to the initial Outcome Period, or March 31, 2024.

As of the date of this Supplement, the Spread for the Fund for the initial Outcome Period is expected to be within the range shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.74% of the Fund’s average daily net assets:

Fund Name	Ticker	Initial Outcome Period	Estimated Spread Range
AllianzIM U.S. Equity Buffer15 Uncapped Apr ETF	ARLU	April 1, 2024, to March 31, 2025	2.75% - 3.75% (before management fee) 3.49% - 4.49% (after management fee)

The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus. The expected Spread range provided here is based upon market conditions as of the date of this Supplement. The final Spread could fall outside of this range if there is a material change in market conditions between the date of this Supplement and the date on which the final Spread is established.